INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                       ANNUAL REPORT

                                                       November 16, 1998

Dear Shareholder,

We are pleased to present you with the annual report for the Investment Grade Municipal Income Fund Inc. (the "Fund") for the fiscal year ended September 30, 1998.

GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------

[Picture]

Over the Fund's fiscal year, the U.S. bond markets reflected the widening reach of the Asian crisis. During the last few months of global turmoil, Russian, Asian and Latin American economies faltered and their stock markets fell. Corporate America also felt the impact of scaled-back profit expectations.

    As capital retreated from stocks and foreign markets the security of U.S. Treasury bonds attracted investors from around the world. As a result, the 30-year Treasury bond yield fell to 4.98% in September, its lowest point in thirty years. Municipals registered more modest gains as institutional investors began buying them.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE

[Picture]

For the fiscal year ended September 30, 1998, the Fund (symbol: PPM) returned 7.40% based on changes in the Fund's net asset value and 12.21% based on changes in its share price on the New York Stock Exchange.

    At September 30, 1998 the Fund's net asset value per share was $17.09, while its share price on the New York Stock Exchange was $15.94. During the fiscal year ended September 30, 1998, the Fund paid common shareholders dividends from net investment income totaling $0.90 per share of common stock, or about 7.5 cents per share per month. Based on the dividend paid in September and the Fund's market price on September 30, 1998, the Fund's market yield was 5.65% annualized.

HIGHLIGHTS

    Through our economic, credit, quantitative and market research, we identified bonds in attractive spots along the yield curve. We continue to uncover value across sectors and credits as well.

    In this declining rate environment, the Fund's higher-coupon bonds continued to meet income distribution targets. Through the latter part of the fiscal year the Fund's credit-quality profile remained largely unchanged, with more than half the portfolio in bonds rated Aaa. The top five sectors also remained unchanged. We picked up incremental yield and maintained duration targets by purchasing NY State Dormitory Authority (City University) Baa-rated bonds (0.4%).(1) Another investment during the period was our purchase of BBB-rated and California Statewide Industrial Development Revenue for Irvine Corporation (1.2%). Through this investment we were able to capture the yield of a BBB-rated debt from an issuer that we consider one of the few underrated ones around.

-----------------

(1) All weightings represent percentages of portfolio assets as of September 30, 1998. The Fund is actively managed and all holdings are subject to change.


--------------------------------------------------------------------------------
Investment Grade Municpal Income Fund Inc.
Fund Profile

[ARROW] Goal:
        High Current income exempt from Federal income tax, consistent with preservation of capital.

[ARROW] Portfolio Managers:
        Elbridge T. Gerry, III,
        Cynthia N. Bow,
        Mitchell Hutchins
        Asset Management
        Inc.

[ARROW] Total Net Assets:
        $257.0 million as of
        September 30, 1998

[ARROW] Dividend Payments:
        Monthly

ANNUAL REPORT

OUTLOOK

--------------------------------------------------------------------------------

We remain cautiously optimistic on the municipal markets: municipal bonds are historically cheap compared to taxable bonds, suggesting that municipals have greater relative upside potential. We believe the Fund is well positioned to benefit from any gains in the municipal market, and we do not foresee any significant portfolio changes in the near term.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

     For a quarterly Fund Profile on the Investment Grade Municipal Income Fund Inc. or another fund in the PaineWebber Family of Funds,(2) please contact your investment executive.


Sincerely,

/s/ MARGO ALEXANDER                      /s/ ELBRIDGE T. GERRY, III
--------------------------------------   -------------------------------------
MARGO ALEXANDER                          ELBRIDGE T. GERRY, III
President                                Senior Vice President
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
                                         Portfolio Manager, Investment Grade
                                         Municipal Income Fund Inc.


/s/ CYNTHIA N. BOW
--------------------------------------
CYNTHIA N. BOW
Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Investment Grade Municipal
Income Fund Inc.

    This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

----------

(1) All weightings represent percentages of portfolio assets as of September 30, 1998. The Fund is actively managed and all holdings are subject to change.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

--------------------------------------------------------------------------------



INVESTMENT GRADE
MUNICIPAL INCOME
FUBD INC.

[BAR GRAPH]

Top Five Sectors,
September 30, 1998(1)

Water              17.7%

Power              16.9%

Healthcare         11.1%

General Obligations 9.3%

Sales Tax           7.5%

[PIE CHART]

Gredit Quality
September 30, 1998(1)

AAA/Aaa 51.3%
AA/Aa   29.7%
A/A     13.4%
BBB/Baa  5.6%

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


 Principal                                           Moody's          S&P
  Amount                                             Rating         Rating        Maturity        Interest
   (000)                                           (unaudited)    (unaudited)      Dates            Rates                  Value
   -----                                           -----------    -----------      -----            -----                  -----
Long-Term Municipal Bonds--98.51%

Alaska--2.82%
$  6,540 Valdez Marine Terminal British
           Petroleum Company
           Sohio Pipeline Project..............     Aa2              AA           12/01/25            7.000%           $ 7,236,772
                                                                                                                       -----------
California--2.66%
  3,500  California Public Works Board
           California State University Library
           Projects Series A
           (Pre-refunded with U.S. Government
           Securities to 09/01/00 @ 102)........    Aaa             AAA           09/01/16            6.250              3,751,860
  3,000  California Statewide Communities
           Development Authority
           Irvine Apartment Communities
           Series A-3...........................   Baa2             BBB           05/17/10            5.100*             3,090,090
                                                                                                                       -----------
                                                                                                                         6,841,950
                                                                                                                       -----------
Colorado--3.40%
  5,950  Arapahoe County Capital Improvement
           Trust Fund Highway Revenue (Pre-
           refunded with U.S. Government
           Securities to 08/31/05 @103).........   Aaa               NR           08/31/26            7.000              7,187,064
  1,500  Denver City & County
           Excise Tax Revenue Bonds
           (MBIA Insured).......................   Aaa              AAA           09/01/14            6.500              1,537,965
                                                                                                                       -----------
                                                                                                                         8,725,029
                                                                                                                       -----------
Connecticut--3.61%
  8,590  Connecticut Housing Finance
           Authority Series A & B...............   Aa2               AA     05/15/14 to 11/15/23   6.200 to 6.750        9,287,755

Georgia--0.21%
    500  Municipal Electric Authority of
           Georgia Series B.....................    A3               A           01/01/16             6.375                544,560

Illinois--12.61%
  1,000  Illinois Educational Facilities
           Authority Northwestern University
           (Pre-refunded with U.S. Government
           Securities to 12/01/01 @ 102)........    NR              AA+           12/01/21           6.900               1,113,470
  1,890  Illinois Toll & Highway Authority
           Series A (FGIC-Insured)..............   Aaa              AAA           01/01/16           6.200               2,066,564
  2,650  University of Illinois Auxiliary
           Facilities...........................   Aa3              AA-           04/01/22           5.750               2,777,571
  7,380  Chicago Gas Supply Revenue People's Gas   Aa3              AA-           03/01/15           6.875               8,142,870
  4,000  Chicago Water Works (Pre-refunded with
           U.S. Government Securities to
           11/15/99 @ 100)......................    A1              AA-           11/15/19            6.000              4,112,320
    250  Metropolitan Pier & Exposition ........    A1              AA-           06/15/27            6.500                277,403
 11,350  Metropolitan Pier & Exposition
           Authority (Pre-refunded with
           U.S. Government Securities to
           06/15/03 @ 102)......................   Aaa              AA-           06/15/27            6.500             12,833,331
  1,000  Naperville Electric Revenue............   Aa2              NR            05/01/12            5.700              1,085,050
                                                                                                                       -----------
                                                                                                                        32,408,579
                                                                                                                       -----------
Indiana--10.96%
  5,320  Indiana Transportation Finance
           Authority Airport Facilities Series A
           (Pre-refunded with U.S. Government
           Securities to 11/01/02 @ 102)........   Aaa               A            11/01/16            6.250              5,900,678

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


 Principal                                                     Moody's        S&P
  Amount                                                       Rating       Rating       Maturity        Interest
   (000)                                                     (unaudited)  (unaudited)      Dates           Rates        Value
   -----                                                     -----------  -----------      -----           -----        -----
Long-Term Municipal Bonds (continued)

Indiana (concluded)
$ 1,430  Indiana Transportation Finance Authority
           Airport Facilities Series A.....................       A1            A        11/01/16         6.250%   $ 1,564,792
  6,000  Indianapolis Gas Utility Revenue Series A
           (Pre-refunded with U.S. Government Securities
           to 06/01/02 @ 102) (FGIC Insured)...............      Aaa          AAA        06/01/23         6.200      6,603,900
  2,000  Indianapolis Local Public Improvement Bond Bank...       Aa          AA-        07/01/10         6.000      2,197,240
  4,000  Marion County Hospital Authority
           Methodist Hospital of Indiana (Escrowed
   to maturity).....................................     Aa3          AAA        09/01/13         6.500      4,211,520
  5,725  Petersburg County Pollution Control Revenue
           Indianapolis Power & Light Company..............      Aa2          AA-        12/01/24         6.625      6,500,451
  1,000  Purdue University Series B (Pre-refunded with
           U.S. Government Securities to 01/01/05 @ 103)...      Aa2          AA-        07/01/15         6.700      1,173,850
                                                                                                                   -----------
                                                                                                                    28,152,431
                                                                                                                   -----------

Kentucky--3.34%
  7,750  Boone County Pollution Control Revenue
           Dayton Power & Light Company....................      Aa3          AA-        11/15/22          6.500     8,570,570

Massachusetts--7.39%
  8,500  Massachusetts Bay Transportation Authority
           Series C (Pre-refunded with U.S. Government
           Securities to 03/01/02 @ 102)...................      Aa3           A         03/01/23          6.100     9,279,110
  2,750  Massachusetts Water Resources Authority Series A
           (Pre-refunded with U.S. Government
           Securities to 12/01/01 @ 102)...................      Aaa         AAA         12/01/19          6.500     3,029,950
  6,000  Massachusetts Water Resources Authority Series A
           (Pre-refunded with U.S. Government
           Securities to 07/15/02 @ 102)...................      Aaa         AAA         07/15/21          6.500     6,686,220
                                                                                                                   -----------
                                                                                                                    18,995,280
                                                                                                                   -----------
Nevada--2.89%
  6,750  Clark County Pollution Control Revenue
           Nevada Power Company (FGIC Insured).............      Aaa         AAA         06/01/19          6.600     7,432,898
                                                                                                                   -----------
New York--12.79%
     35  New York City General Obligation
           Subseries C-1 & Series H........................       A3          A-         08/01/17          7.000        38,936
    600  New York City General Obligation Series H.........       A3          A-         02/01/16          7.000       660,366
  4,400  New York City General Obligation Series H
           (Pre-refunded with U.S. Government Securities to
           02/01/02 @ 101 1/2).............................       NR          A-         02/01/16          7.000     4,908,420
  1,115  New York City General Obligation Subseries C-1
           (Pre-refunded with U.S. Government Securities to
           08/01/02 @ 101 1/2).............................      Aaa          A-         08/01/17          7.000     1,259,839
  1,000  New York State Dormitory Authority Revenue
           Series 2 2nd City University Series 2...........      Baa1        BBB+        07/01/28          5.000       986,200

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


 Principal                                                        Moody's        S&P
  Amount                                                          Rating       Rating     Maturity        Interest
   (000)                                                        (unaudited)  (unaudited)    Dates           Rates           Value
   -----                                                        -----------  -----------    -----           -----           -----
Long-Term Municipal Bonds (continued)

New York (concluded)
$ 6,000  New York State Local Government Assistance
           Corporation Series B (Pre-refunded with
           U.S. Government Securities to 04/01/02 @ 102).......     Aaa         A+       04/01/21            6.250%      $ 6,612,240
  5,350  New York State Local Government Assistance
           Corporation Series D (Pre-refunded with
           U.S. Government Securities to 04/01/02 @ 102).......     Aaa        AAA       04/01/21            6.750         5,983,119
  1,500  New York State Medical Care Facilities
           Hospital & Nursing Homes (FHA Insured)..............      NR        AAA       02/15/31            6.600         1,654,740
  1,375  New York City Municipal Water Finance Authority
           Water & Sewer System Series A (Pre-refunded with
           U.S. Government Securities to 06/15/01 @ 100).......      A1         A-       06/15/21            6.250         1,467,771
  8,695  New York City Municipal Water Finance Authority
           Water & Sewer System Series A.......................      A1         A-  06/15/17 to 06/15/21  6.000 to 6.250   9,288,418
                                                                                                                         -----------
                                                                                                                          32,860,049
                                                                                                                         -----------
North Carolina--2.20%
  2,700  North Carolina Eastern Municipal Power Agency
           Series A............................................     Baa1       BBB       01/01/21            6.400         2,885,652
    920  North Carolina Municipal Power Agency
           Catawba Electric Revenue (Pre-refunded with
           U.S. Government Securities to 01/01/03 @ 102).......      A3         A-       01/01/17            6.250         1,022,589
  1,630  North Carolina Municipal Power Agency
           Catawba Electric Revenue............................      A3         A-       01/01/17            6.250         1,757,564
                                                                                                                         -----------
                                                                                                                           5,665,805
                                                                                                                         -----------
Pennsylvania--1.00%
  2,500  Pennsylvania State Turnpike Commission
           Turnpike Revenue Series N (FGIC Insured)............     Aaa        AAA       12/01/19            5.500         2,564,750
                                                                                                                         -----------
Rhode Island--2.55%
  6,175  Rhode Island Housing Finance Authority
           Homeownership Opportunity Series 10-A...............     Aa2        AA+       04/01/27            6.500         6,550,749
                                                                                                                         -----------
South Carolina--4.88%
  5,035  South Carolina Public Service Authority
           Santee Cooper Series D (Pre-refunded with U.S.
           Government Securities to 07/01/02 @ 102)............     Aaa        AAA       07/01/31            6.625         5,632,101
  6,290  Richland County Pollution Control Revenue
           Union Camp Corp. Project Series C...................      A1         A-       11/01/20            6.550         6,905,665
                                                                                                                         -----------
                                                                                                                          12,537,766
                                                                                                                         -----------
Texas--13.30%
  5,000  Texas Health Facilities Development Corporation
           All Saints Episcopal Hospital (MBIA Insured)........     Aaa        AAA       08/15/22            6.250         5,526,650
  4,000  Coastal Bend Health Facilities
           Incarnate Word Health Services (AMBAC Insured)......     Aaa        AAA       01/01/17            6.300         4,389,120
  4,750  Harris County Subordinated Lien Revenue...............     Aa2         AA       08/01/14            6.750         5,193,603

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

 Principal                                                       Moody's        S&P
  Amount                                                         Rating       Rating      Maturity      Interest
   (000)                                                       (unaudited)  (unaudited)    Dates         Rates        Value
   -----                                                       -----------  -----------    -----         -----        -----
Long-Term Municipal Bonds (concluded)

Texas (concluded)

$   915  Harris County Toll Road Authority Senior Lien
           (AMBAC Insured)....................................    Aaa          AAA        08/15/17        6.500%   $  1,011,651
  1,000  Houston Water & Sewer System Series B
           (Pre-refunded with U.S. Government
           Securities to 12/01/01 @ 102)......................      A            A        12/01/14        6.375       1,099,950
  6,575  Houston Water & Sewer System Series C
           (Pre-refunded with U.S. Government
           Securities to 12/01/01 @ 102) (AMBAC Insured)......    Aaa          AAA        12/01/17        6.375       7,133,982
  2,350  Port Corpus Christi Industrial Development Revenue
           Valero Energy Corporation Series C.................    Baa3        BBB-        04/01/18        5.400       2,373,876
                                                                                                                   ------------
  6,750  Sabine River Authority Pollution Control Revenue
           Texas Utilities Electric Company (FGIC Insured)....    Aaa          AAA        10/01/22        6.550       7,453,687
                                                                                                                   ------------
                                                                                                                     34,182,519
                                                                                                                   ------------
Virginia--4.37%
  4,500  Virginia Beach Development Authority
           Sentara Bayside Hospital...........................     Aa2          AA        11/01/21        6.300       4,868,910
  5,815  Virginia Transportation Board Revenue
           Route 28 Project...................................     Aa           AA        04/01/18        6.500       6,364,983
                                                                                                                   ------------
                                                                                                                     11,233,893
                                                                                                                   ------------
Washington--4.68%
  6,625  Metropolitan Seattle Sewer Series T
           (Pre-refunded with U.S. Government Securities to
           01/01/00 @ 102)....................................    Aaa          AA-        01/01/31        6.875       7,017,597
  4,500  Metropolitan Seattle Sewer Series W (MBIA Insured)...    Aaa          AAA        01/01/33        6.300       5,010,525
                                                                                                                   ------------
                                                                                                                     12,028,122
                                                                                                                   ------------
Wisconsin--2.85%
  6,750  Wisconsin Health and Educational Facilities
           Authority--Sisters of Sorrowful Mother Health
           Care System (MBIA Insured).........................    Aaa          AAA        06/01/20        6.250       7,329,083
                                                                                                                   ------------

Total Investments (cost--$230,451,408)--98.51%................                                                      253,148,560
Other assets in excess of liabilities--1.49%..................                                                        3,833,990
                                                                                                                   ------------
Net Assets--100.00%...........................................                                                     $256,982,550
                                                                                                                   ------------
                                                                                                                   ------------

------------------------
   AMBAC--American Municipal Bond Assurance Corporation
   FGIC--Financial Guaranty Insurance Company
   FHA--Federal Housing Authority
   MBIA--Municipal Bond Investors Assurance

* Variable rate demand note is payable on demand. The interest rate shown is the current rate at September 30, 1998. The maturitiy date reflects earliest date bond can be put back to issuer.


               See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                           SEPTEMBER 30, 1998


Assets
Investments in securities, at value (cost--$230,451,408)............................  $253,148,560
Interest receivable.................................................................     4,376,326
Other assets........................................................................           344
                                                                                      ------------
Total assets........................................................................   257,525,230
                                                                                      ------------

Liabilities

Payable to investment adviser and administrator.....................................       163,081
Payable to custodian................................................................       135,622
Dividends payable to preferred shareholders.........................................        76,175
Accrued expenses and other liabilities..............................................       167,802
                                                                                      ------------
Total liabilities...................................................................       542,680
                                                                                      ------------

Net Assets

Auction Preferred Shares Series A & B--1,600 non-participating shares authorized, issued and outstanding; $0.001 par value; $50,000 liquidation
   value............................................................................    80,000,000
                                                                                       ------------

Common Stock--$0.001 par value; total authorized shares--199,998,400;
  10,356,667 shares issued and outstanding..........................................    153,674,140
Undistributed net investment income.................................................        955,136
Accumulated net realized loss from investment transactions..........................       (343,878)
Net unrealized appreciation of investments..........................................     22,697,152
                                                                                       ------------
Net assets applicable to common shareholders........................................    176,982,550
                                                                                       ------------
Total net assets....................................................................   $256,982,550
                                                                                       ============
Net asset value per common share ($176,982,550 applicable to 10,356,667
  common shares outstanding)........................................................       $  17.09
                                                                                       ============


               See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF OPERATIONS


                                                                           For the Year
                                                                               Ended
                                                                        September 30, 1998
                                                                        ------------------
Investment income:

Interest...............................................................     $14,810,966
                                                                            -----------
Expenses:

Investment advisory and administration.................................       2,294,471
Auction Preferred Shares expenses......................................         227,211
Custody and accounting.................................................         155,427
Legal and audit........................................................          53,870
Reports and notices to shareholders....................................          45,747
Transfer agency and service fees.......................................          30,919
Directors' fees........................................................          10,500
Amortization of organizational expenses................................           3,898
Other expenses.........................................................          12,834
                                                                            -----------
                                                                              2,834,877
Less: Fee waivers from adviser.........................................        (318,675)
                                                                            -----------
Net expenses...........................................................       2,516,202
                                                                            -----------
Net investment income..................................................      12,294,764
                                                                            -----------

Realized and unrealized gains from investment activities:

Net realized gains from investment transactions........................              --
Net change in unrealized appreciation/depreciation of investments......       3,080,854
                                                                            -----------
Net realized and unrealized gain from investment activities............       3,080,854
                                                                            -----------
Net increase in net assets resulting from operations...................     $15,375,618
                                                                            ===========

               See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          For the Years Ended
                                                                                             September 30,
                                                                                          -------------------
                                                                                          1998           1997
                                                                                          ----           ----
From operations:

Net investment income...............................................................  $ 12,294,764    $ 12,320,828
Net realized gains from investment transactions.....................................            --         106,492
Net change in unrealized appreciation/depreciation of investments...................     3,080,854       6,678,013
                                                                                      ------------    ------------
Net increase in net assets resulting from operations................................    15,375,618      19,105,333
                                                                                      ------------    ------------

Dividends to shareholders from:

Net investment income--common stockholders..........................................    (9,321,000)     (9,321,000)
Net investment income--preferred stockholders.......................................    (2,838,610)     (2,821,607)
                                                                                      ------------    ------------
Total dividends to stockholders.....................................................   (12,159,610)    (12,142,607)
                                                                                      ------------    ------------
Net increase in net assets..........................................................     3,216,008       6,962,726

Net assets:

Beginning of year...................................................................   253,766,542     246,803,816
                                                                                      ------------    ------------
End of year (including undistributed net investment income of
  $955,136 and $819,982, respectively)..............................................  $ 256,982,550   $253,766,542
                                                                                      =============   ============

               See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF CASH FLOWS

                                                                                  For the Year
                                                                                      Ended
                                                                                September 30, 1998
                                                                                -----------------
Cash flows provided (used) by operating activities:

Interest received...............................................................  $14,617,599
Expenses paid (net of fee waivers)..............................................   (2,424,057)
Sale of short-term portfolio investments, net...................................    9,800,000
Purchase of long-term portfolio investments.....................................   (9,916,080)
                                                                                  -----------
Net cash provided by operating activities.......................................   12,077,462
                                                                                  -----------

Cash flows used for financing activities:

Dividends paid from net investment income to common stockholders................   (9,321,000)
Dividends paid from net investment income to preferred stockholders.............   (2,816,684)
                                                                                  -----------
Net cash used for financing activities..........................................  (12,137,684)
                                                                                  -----------

Net decrease in cash............................................................      (60,222)
Cash at beginning of year.......................................................       60,222
                                                                                  -----------
Cash at end of year.............................................................  $         0
                                                                                  ===========
Reconciliation of Net Increase in Net Assets Resulting from Operations to
   Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations............................  $15,375,618

Increase in investments, at value...............................................   (3,215,181)
Increase in interest receivable.................................................     (175,120)
Amortization of deferred organizational expenses................................        3,898
Increase in other assets........................................................         (344)
Increase in payable to investment adviser and administrator.....................        1,858
Increase in accrued expenses and other liabilities..............................       86,733
                                                                                  -----------
Total adjustments...............................................................   (3,298,156)
                                                                                  -----------
Net cash provided by operating activities                                         $12,077,462
                                                                                  ===========

               See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. Organizational costs have been fully amortized on the straight line method over a period of 60 months from the date the Fund commenced operations.

    The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    Valuation of Investments--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals received from a pricing service which utilizes a computerized matrix pricing system, or based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, is used to value certain debt obligations with 60 days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

    Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

    Dividends and Distributions--The Fund intends to pay monthly dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CONCENTRATION OF RISK

    The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

    The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In

NOTES TO FINANCIAL STATEMENTS

accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the year ended September 30, 1998, Mitchell Hutchins voluntarily waived $318,675 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at September 30, 1998 was substantially the same as the cost of securities for financial statement purposes.

    At September 30, 1998, the components of the net unrealized appreciation of investments were as follows:

      Gross appreciation (from investments having an excess
        of value over cost)....................................   $22,697,152

      Gross depreciation (from investments having an excess
        of cost over value)....................................            --
                                                                  -----------

      Net unrealized appreciation of investments...............   $22,697,152
                                                                  ===========


    For the year ended September 30, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $9,916,080 and $0, respectively.

FEDERAL TAX STATUS

    The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

    At September 30, 1998, the Fund had a net capital loss carryforward of $343,878 available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by September 30, 2004. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

CAPITAL STOCK

    Common Stock--There are 199,998,400 shares of $0.001 par value common stock authorized. Of the 10,356,667 common shares outstanding, 8,007 shares are owned by Mitchell Hutchins.

    Auction Preferred Shares--The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

    Dividends, which are cumulative, are generally reset every 28 days for APS Series A and 3 months for APS Series B. Dividend rates ranged from 3.31% to 3.85% for the year ended September 30, 1998.

    The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

    The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                        For the Years Ended September 30,
                                                          --------------------------------------------------------------------
                                                            1998           1997           1996           1995           1994
                                                          --------       --------       --------       --------       --------

Net asset value, beginning of year ...............          $16.78         $16.11         $15.73         $14.72         $17.04
                                                          --------       --------       --------       --------       --------

Net investment income ............................            1.19           1.19           1.21           1.18           1.17
Net realized and unrealized gains
  (losses) from investments ......................            0.29           0.65           0.35           1.03          (2.28)
                                                          --------       --------       --------       --------       --------

Net increase (decrease) from investment
  operations......................................            1.48           1.84           1.56           2.21          (1.11)
                                                          --------       --------       --------       --------       --------

Dividends from net investment income:

  Common stockholders ............................           (0.90)         (0.90)         (0.90)         (0.90)         (0.98)
  Common share equivalent of dividends
    paid to preferred stockholders ...............           (0.27)         (0.27)         (0.28)         (0.30)         (0.21)

Distributions from net realized gains
  from investment transactions ...................             --             --             --             --           (0.02)
                                                          --------       --------       --------       --------       --------

Total dividends and distributions
  to stockholders ................................           (1.17)         (1.17)         (1.18)         (1.20)         (1.21)
                                                          --------       --------       --------       --------       --------

Net asset value, end of year .....................          $17.09         $16.78         $16.11         $15.73         $14.72
                                                          ========       ========       ========       ========       ========

Per share market value, end of year ..............          $15.94         $15.06         $13.63         $13.00         $12.38
                                                          ========       ========       ========       ========       ========

Total investment return (1) ......................           12.21%         17.76%         12.03%         12.63%        (15.21)%
                                                          ========       ========       ========       ========       ========

Ratios to average net assets attributable
  to common shares:
  Total expenses, net of waivers from adviser ....            1.44%          1.44%          1.34%          1.69%          1.70%
  Total expenses, before waivers from adviser ....            1.62%          1.77%          1.71%          1.82%          1.70%
  Net investment income before
    preferred stock dividends ....................            7.03%          7.27%          7.61%          7.87%          7.32%
  Preferred stock dividends ......................            1.62%          1.66%          1.73%          2.02%          1.33%
  Net investment income available to
    common stockholders ..........................            5.41%          5.61%          5.88%          5.85%          5.99%

Supplemental data:
  Net assets, end of year (000's) ................        $256,983       $253,767       $246,804       $242,906       $232,406
  Portfolio turnover rate ........................               0%             3%             0%             7%             0%
  Asset coverage per share of preferred
    stock, end of year ...........................        $160,614       $158,604       $154,252       $151,816       $145,254



(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Stockholders and Board of Directors of Investment Grade Municipal Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. (the "Fund") at September 30, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 19, 1998

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

TAX INFORMATION

    We are required by Subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of the Fund's fiscal year end (September 30, 1998), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were federal tax-exempt interest dividends.

    The Fund did not invest in any securities which paid interest subject to the federal alternative minimum tax for individual taxpayers during its fiscal year. Therefore, none of the dividends paid by the Fund were subject to such tax.

    Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

GENERAL INFORMATION

THE FUND

    Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $55 billion in assets under management as of October 31, 1998.

SHAREHOLDER INFORMATION

    The Fund's NYSE trading symbol is "PPM." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as in numerous other newspapers.

    The Fund's board of directors amended the Fund's bylaws to require that the Fund receive notice of board nominations or proposals that any shareholder wishes to be considered at an annual or special shareholder meeting. This notice will give Fund management an opportunity to inform shareholders of and respond to those nominations and proposals. The amendment will be effective for meetings that occur after the Fund's 1999 annual meeting.

    The amended bylaws require that the Fund receive notice of a nomination or proposal for an annual meeting at least 120 days in advance of the anniversary of the date that the Fund's proxy statement for the previous year's annual meeting was first released to shareholders. For a special shareholder meeting, the Fund must receive notice within seven business days of the date on which notice of the special meeting is first given to shareholders. In order to make a nomination or proposal to be considered at the 2000 annual meeting of shareholders, the Fund must receive notice of that nomination or proposal no later than August 3, 1999.

    An annual meeting of shareholders of the Fund was held on January 15, 1998. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederick V. Malek and Carl W. Schafer were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and PricewaterhouseCoopers LLP was ratified as independent accountants for the Fund for fiscal year ended September 30, 1998.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

COMMON STOCK AND APS SHARES VOTING AS A SINGLE CLASS:

PROPOSAL 1


                                                                  Shares
                                                   Shares        Withhold
To vote for or against the election of:           for Voted      Authority
                                                  -----------   ------------
Richard Q. Armstrong .....................      9,912,778.137   205,929.540
E. Garrett Bewkes, Jr. ...................      9,984,876.137   223,845.540
Richard R. Burt ..........................      9,911,978.137   206,739.540
Mary C. Farrell ..........................      9,909,404.137   209,313.540
George W. Gowen ..........................      9,906,585.137   212,132.540
Frederick V. Malek .......................      9,904,358.137   214,359.540
Carl W. Schafer ..........................      9,911,374.137   207,343.540

*Mr.Torrell subsequently resigned from the Board in March 1998.


PROPOSAL 2

                                                        Shares
                                         Shares        Withhold       Shares
                                        For Voted      Authority      Against
                                        ---------      ---------      -------
Ratification of the selection of
PricewaterhouseCoopers LLP as
independent accountants
for the fiscal year ending
September 30, 1998 ................  9,910,362.694   101,070.000   107,284.983

AUCTION PREFERRED SHARES:
PROPOSAL 1

                                                                 Shares
                                                   Shares       Withhold
To vote for or against the election of:           for Voted     Authority
                                                  ---------     ---------

Margo N. Alexander ..........................     1,587.000       9.000
Meyer Feldberg ..............................     1,587.000       9.000

(Broker non-votes and abstentions are
included within the "Shares Withhold
Authority" Totals)

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

GENERAL INFORMATION (concluded)

YEAR 2000 RISKS

    Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

    Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DISTRIBUTION POLICY

    The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

    A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

    Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

    Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DIRECTORS

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Dennis L. McCauley
Vice President

Paul H. Schubert
Vice President and Treasurer

Elbridge T. Gerry III
Vice President


INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019




Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

INVESTMENT

GRADE MUNICIPAL

INCOME FUND INC.





ANNUAL REPORT





SEPTEMBER 30, 1998



--------------------------------------------------------------------------------

                                PaineWebber

                      (C)1998 PaineWebber Incorporated
                                 Member SIPC